wework

MEMBERSHIP AGREEMENT

HI SCOTT SCHORER

Please review your Membership Details below.

If you have any questions or concerns, please don't hesitate to reach out to us at southstation@wework.com

PRIMARY MEMBER INFORMATION

GI DYNAMICS

Primary member: Scott Schorer
sschorer@gidynamics.com
+17813573310

LEAVING

Leaving 2 offices in WeWork South Station

246 • 6 person office
End Date: August 31, 2018

250 • 4 person office
End Date: August 31, 2018

JOINING

WeWork South Station

708 • 17 person office
$11,990.00/mo
Start Date: September 1, 2018
Commitment term: 1 month

Additional Fees

Setup Fee $0.00

INCLUDED CREDIT ALLOTMENTS

Conference room credits

30 total credits per month ending on August 31, 2018.
44 total credits per month starting on September 1, 2018.

Print credits

1200 total black & white prints and 200 total color prints per month ending on August 31, 2018.
2040 total black & white prints and 340 total color prints per month starting on September 1, 2018.

SERVICE RETAINER SUMMARY

Total service retainer refund
($9,825.00)

Service retainer fees for WeWork South Station
$17,985.00
1.5x monthly membership fee

Balance
$8,160.00
Your service retainer balance will be charged with any other additional fees.

TERMS & CONDITIONS

By electronically signing the(se) membership agreement(s) below, your company is entering into legally binding agreement(s). Please download and read carefully prior to signing. Any Agreement(s), including the(se) Terms and Conditions and Membership Details form(s), and any applicable Service Package Addendum(s), will be effective when signed by both parties. In the event of any conflict between the(se) Terms and Conditions and the Membership Details form(s), the Membership Details form(s) shall prevail.

When signing this (these) Agreement(s) you must have the proper authority to execute this (these) Agreement(s) on behalf of the company listed above and incur the obligations described in this (these) Agreement(s) on behalf of such company.

☑ I agree to the(se) Terms & Conditions, Payment Authorization Terms, Membership Details Terms, and any applicable Service Package Addendum in this (these) Membership Agreement(s). I additionally agree that in the event I have any pre-existing Membership Agreement(s) the terms of such Agreement(s) which are not revised, amended or terminated herein remain unchanged.

Community Manager's signature

Hilary Manchester

WW 745 Atlantic LLC

Electronic Signature

Scott Schorer

GI DYNAMICS

Signed on August 28, 2018

WeWork
WW 745 Atlantic LLC
745 Atlantic Ave
Boston, MA, 02111, USA

8573664307
southstation@wework.com